UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-09299

Name of Fund:  Merrill Lynch Disciplined Equity Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill Lynch Disciplined Equity Fund, Inc., 800
     Scudders Mill Road, Plainsboro, NJ, 08536.  Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 11/30/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com

Merrill Lynch
Disciplined Equity
Fund, Inc.


Semi-Annual Report
November 30, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Disciplined Equity Fund, Inc.



Portfolio Information As of November 30, 2004


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Exxon Mobil Corporation                            4.1%
Citigroup Inc.                                     3.4
Microsoft Corporation                              2.9
Occidental Petroleum Corporation                   2.0
Motorola, Inc.                                     1.9
Pfizer, Inc.                                       1.8
Devon Energy Corporation                           1.8
Tyco International Ltd.                            1.8
3M Co.                                             1.8
BHP Billiton Limited (ADR)                         1.7


                                               Percent of
Five Largest Industries*                       Net Assets

Oil & Gas                                         11.8%
Communications Equipment                           5.9
Computers & Peripherals                            5.6
Commercial Services & Supplies                     5.2
Industrial Conglomerates                           5.0

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


                                               Percent of
Sector Representation                      Total Investments

Financials                                        21.9%
Information Technology                            18.4
Industrials                                       14.8
Energy                                            13.5
Health Care                                       10.6
Consumer Discretionary                             9.7
Materials                                          5.4
Consumer Staples                                   3.2
Telecommunication Services                         0.7
Other*                                             1.8

* Includes portfolio holdings in short-term investments.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism - all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. Although the price of oil has exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the ambiguities, the Standard & Poor's 500 Index returned +12.86% for the 12-month period and +5.68% for the six-month period ended November 30, 2004. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. While tracking current events is important, investment success comes from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund performed in line with its broad-market benchmark, the S&P 500 Index, and significantly outperformed its comparable Lipper category of Large-Cap Core Funds during the past six months.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2004, Merrill Lynch Disciplined Equity Fund, Inc's Class A, Class B, Class C and Class I Shares recorded total returns of +5.96%, +5.53%, +5.54% and +5.99%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the benchmark Standard & Poor's (S&P) 500 Index returned +5.68% and the Fund's comparable Lipper category of Large-Cap Core Funds posted an average return of +3.93%. (Funds in this Lipper category invest at least 75% of their equity assets in companies with market capitalizations - on a three-year weighted basis - greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.)

U.S. equity market conditions were mixed over the past six months, with the economy hitting a soft patch in mid-summer, as is typical at this stage of an economic cycle. The Federal Reserve Board began raising the Federal Funds target interest rate at the end of June, as widely anticipated. In addition, job growth remained lackluster and consumer spending slowed as the effects of last year's fiscal stimulus waned and oil prices surged. Conversely, we witnessed strong corporate profit growth, inflation remained in check, and housing starts and new home sales remained strong. Ever-improving delinquency rates and credit quality showed that the U.S. consumer is healthy despite the reported weak savings rate. Under these circumstances, the equity markets were volatile as investors discounted each piece of news, but moved mostly sideways until breaking out in early November as worries associated with the U.S. presidential election were resolved.

The Fund's sizeable overweight versus the benchmark in energy stocks enhanced performance. The sector was the best performer within the S&P 500 Index during the period, as global demand expanded and fears of continued terrorism drove oil prices higher. In addition, our holdings in the metals and mining sector had a significant positive effect. Relative performance also benefited from good stock selection in the healthcare, industrial and consumer discretionary sectors. We found particular strength in healthcare services, where our holdings in Aetna Inc. and UnitedHealth Group Incorporated were up 46% and 27%, respectively, during the period. An underweight in pharmaceuticals also boosted relative returns, especially our avoidance of Merck, which saw its stock price decline sharply after the company announced a recall of Vioxx, its blockbuster drug for the treatment of arthritis pain. Our holdings in the financial sector also continued to perform well, with positive relative returns stemming from our mortgage finance stocks, an overweight in capital markets and an underweight in American International Group, Inc. In the consumer discretionary sector, our positions in three homebuilders - NVR, Inc., Toll Brothers, Inc. and The Ryland Group, Inc. - continued to outperform as consumers purchased new homes at a record pace.

The primary offset to these positive contributions was the weak performance of our positions in Career Education Corporation and Corinthian Colleges, Inc., two higher-education stocks within the industrial sector. Career Education was up nearly 70% earlier in the year, only to drop 43% since the end of May, as the company was confronted with a series of allegations by former employees regarding improper handling of student records and publishing of misleading placement rates. The Securities and Exchange Commission and the U.S. Department of Justice opened a formal investigation. The company is working with the regulatory bodies to resolve the issues.


What changes were made to the portfolio during the period?

We selectively sold holdings in several sectors that recorded healthy gains. In the consumer segment, we took profits in homebuilders (Centex Corporation, Lennar Corporation, Pulte Corporation, Ryland Group and Toll Brothers, Inc.) and retailers (Federated Department Stores, Inc., Nordstrom, Inc., Lowe's Companies, Inc., The Home Depot, Inc. and Bed Bath & Beyond Inc.), and we locked in gains in oil and gas stocks (Total SA, EnCana Corporation and Occidental Petroleum Corporation) after their significant runs. We trimmed positions in semiconductors (Broadcom Corporation and Silicon Image), as we believe underlying fundamentals have peaked and will deteriorate going forward.
We added primarily to our insurance holdings (ACE Limited, The Allstate Corporation, The Hartford Financial Services Group, Inc.
and Berkley (W.R.) Corporation), an area that, in our view, began trading at very attractive valuation levels after the stocks plummeted because of their exposure to multiple hurricanes and news of New York Attorney General Elliot Spitzer's investigation into alleged improper business practices in the industry. We also added to positions in hotels and leisure (Hilton Hotels Corporation and Marriott International, Inc.), as occupancy and room rates have started to move up, and to commercial services and supplies (Robert Half International Inc.), paper and forest products (Georgia-Pacific Corporation and Weyerhaeuser Company), pharmaceuticals (GlaxoSmithKline PLC and Johnson & Johnson), and aerospace and defense (Northrop Grumman Corporation).



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



How would you characterize the Fund's position at the close of the period?

We believe that conditions support continued gains in the broad market. We expect economic growth to moderate from 2004 levels, but to be fairly robust, nonetheless, going forward. The rally in oil prices has abated, job growth continues a steady pace of improvement, and inflation remains subdued. The presidential election uncertainty is behind us and we believe the geopolitical outlook is benign. The Federal Reserve Board seems committed to a moderate pace of interest rate hikes. In addition, Corporate America appears much stronger now than it did in the rising interest rate cycle of 1994. Profit margins are at record highs, earnings quality is strong, and companies are sitting on record levels of cash on their balance sheets, ready to spend on growth-generating projects. Consequently, we maintain the Fund's overweights in later-cycle industrials and companies that we believe will benefit from an increase in capital expenditures.

The Fund's largest overweight is in the energy sector. We believe growth in demand will continue to outpace capacity gains over the next several years, thereby supporting oil prices above the $30 per barrel level. Most of the stock values in this sector discount a much worse scenario of oil in the mid-$20s per barrel. The companies have used recent strong cash flows to strengthen their balance sheets, pay down debt and raise dividends. We believe they will continue to surprise investors on the upside in the coming year. Our largest positions in the energy sector include Exxon Mobil Corporation, Occidental Petroleum Corporation, Devon Energy Corporation and EnCana. We also favor the metals and mining space, which has benefited from booming growth in emerging Asian economies. Our key holdings in this area include BHP Billiton Limited and Phelps Dodge Corporation.

Financials remain a core weighting in the portfolio as we believe our holdings are much better positioned to weather the storm of rising interest rates than they have been in previous cycles. In our opinion, they are more diversified, better able to hedge interest rate risk and are trading at very low valuations. Our key positions include Countrywide Financial Corp., a mortgage lender that is rapidly increasing its market share and has a significant mortgage servicing business that we believe will offset declines in mortgage origination. The Fund also has an overweight in capital markets stocks, which we believe should benefit from the ongoing rise in merger and acquisition activity and strong market performance.

In addition, the portfolio remains overweight in homebuilders, which we believe will continue to grow earnings in the rising interest rate cycle. In our view, homebuilders are positioned to benefit from several positive factors, including a backlog of homes sold but not yet built, gains in market share from smaller builders, positive household formation trends and consumers' ability to switch to adjustable-rate mortgages, which were far less prevalent in previous upward interest rate cycles. The share prices of these stocks discount a much worse scenario, in our opinion, as their single-digit price/earnings multiples indicate.

We also continue to overweight stocks in several non-cyclical areas that are benefiting from positive demographic trends, strong pricing power and favorable supply/demand characteristics. These industries include post-secondary education (Career Education and Apollo Group, Inc.), medical devices (Boston Scientific Corporation and Stryker Corporation) and managed care (United HealthGroup Incorporated and Aetna Inc.).

The Fund is underweight in less cyclical sectors of the economy, including consumer staples, pharmaceuticals and telecommunication services. We believe telecommunication carriers will continue to see revenue and margin erosion as customers switch to wireless services and emerging voice over Internet protocol technology (voice communication via a broadband source such as a digital subscriber line or cable connection). The pharmaceuticals sector currently is facing a number of negative factors, including patent expirations on key products, regulatory risk, drug reimportation issues and a dwindling new drug pipeline.


Andrea Mitroff
Vice President and Portfolio Manager


December 15, 2004



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year
(but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Performance Data (continued)


Recent Performance Results

                                                           6-Month            12-Month       Since Inception
As of November 30, 2004                                  Total Return       Total Return       Total Return
ML Disciplined Equity Fund, Inc.--Class A Shares*           +5.96%             +10.79%            +3.30%
ML Disciplined Equity Fund, Inc.--Class B Shares*           +5.53              + 9.91             -1.00
ML Disciplined Equity Fund, Inc.--Class C Shares*           +5.54              + 9.92             -1.10
ML Disciplined Equity Fund, Inc.--Class I Shares*           +5.99              +11.00             +4.62
S&P 500 R Index**                                           +5.68              +12.86             -3.20

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 6/25/99.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S.
   markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
   Since inception total return is from 6/25/99.

   S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/04                 +10.79%           +4.97%
Five Years Ended 11/30/04               + 1.73            +0.64
Inception (6/25/99)
through 11/30/04                        + 0.60            -0.39

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 11/30/04                  +9.91%           +5.91%
Five Years Ended 11/30/04                +0.93            +0.55
Inception (6/25/99)
through 11/30/04                         -0.19            -0.36

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 11/30/04                  +9.92%           +8.92%
Five Years Ended 11/30/04                +0.91            +0.91
Inception (6/25/99)
through 11/30/04                         -0.20            -0.20

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/04                 +11.00%           +5.17%
Five Years Ended 11/30/04               + 1.97            +0.88
Inception (6/25/99)
through 11/30/04                        + 0.84            -0.16

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2004 and held through November 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                                                   Ending       During the Period*
                                                              Beginning        Account Value     June 1, 2004 to
                                                            Account Value       November 30,       November 30,
                                                             June 1, 2004           2004               2004
Actual

Class A                                                         $1,000           $1,059.60            $ 8.55
Class B                                                         $1,000           $1,055.30            $12.62
Class C                                                         $1,000           $1,055.40            $12.67
Class I                                                         $1,000           $1,059.90            $ 7.24

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,017.17            $ 8.38
Class B                                                         $1,000           $1,013.20            $12.36
Class C                                                         $1,000           $1,013.15            $12.41
Class I                                                         $1,000           $1,018.45            $ 7.10

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.63% for Class A, 2.41% for Class B, 2.42% for Class C and 1.38% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

Country         Industry*            Shares Held    Common Stocks                                                   Value
Australia--1.7% Metals & Mining--1.7%     26,000    BHP Billiton Limited (ADR) (a)                            $     617,760

                                                    Total Common Stocks in Australia                                617,760


Bermuda--1.1%   Insurance--1.1%           10,000    ACE Limited                                                     404,200

                                                    Total Common Stocks in Bermuda                                  404,200


Brazil--0.8%    Metals & Mining--0.8%     12,000    Companhia Vale do Rio Doce (ADR) (a)                            297,840

                                                    Total Common Stocks in Brazil                                   297,840


Canada--2.0%    Communications            30,000  ++Nortel Networks Corporation                                     104,100
                Equipment--0.3%

                Oil & Gas--1.7%           10,800    EnCana Corporation                                              615,924

                                                    Total Common Stocks in Canada                                   720,024


France--0.9%    Oil & Gas--0.9%            3,200    Total SA (ADR) (a)                                              350,720

                                                    Total Common Stocks in France                                   350,720


Israel--0.7%    Software--0.7%            11,000  ++Check Point Software Technologies Ltd.                          261,140

                                                    Total Common Stocks in Israel                                   261,140


United          Pharmaceuticals--0.5%    4,000      GlaxoSmithKline PLC (ADR) (a)                                   170,160
Kingdom--0.5%
                                                    Total Common Stocks in the United Kingdom                       170,160


United States-- Aerospace &                4,500    Northrop Grumman Corporation                                    253,485
90.4%           Defense--1.3%              5,000    Raytheon Company                                                201,700
                                                                                                              -------------
                                                                                                                    455,185

                Capital Markets--4.8%      4,000    The Bear Stearns Companies Inc.                                 390,320
                                           4,000    The Goldman Sachs Group, Inc.                                   419,040
                                           4,000    Lehman Brothers Holdings, Inc.                                  335,120
                                          11,500    Morgan Stanley                                                  583,625
                                                                                                              -------------
                                                                                                                  1,728,105

                Commercial Banks--3.0%    12,000    Bank of America Corporation                                     555,240
                                          10,000    Wachovia Corporation                                            517,500
                                                                                                              -------------
                                                                                                                  1,072,740

                Commercial Services &      5,200  ++Apollo Group, Inc. (Class A)                                    414,440
                Supplies--5.2%            13,000  ++Career Education Corporation                                    505,700
                                          18,000    Cendant Corporation                                             408,060
                                           3,000    Manpower Inc.                                                   145,110
                                          15,000    Robert Half International Inc.                                  405,450
                                                                                                              -------------
                                                                                                                  1,878,760

                Communications            30,000  ++Cisco Systems, Inc.                                             561,300
                Equipment--5.6%           34,000  ++Corning Incorporated                                            427,720
                                          36,000    Motorola, Inc.                                                  693,360
                                           8,800    QUALCOMM Inc.                                                   366,256
                                                                                                              -------------
                                                                                                                  2,048,636

                Computers &                5,000  ++Avid Technology, Inc.                                           285,350
                Peripherals--5.6%         55,000  ++Brocade Communications Systems, Inc.                            381,150
                                           7,800  ++Dell Inc.                                                       316,056
                                          10,000    Hewlett-Packard Company                                         200,000
                                           4,800    International Business Machines Corporation                     452,352
                                           4,500  ++Lexmark International, Inc. (Class A)                           382,050
                                                                                                              -------------
                                                                                                                  2,016,958


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry*            Shares Held    Common Stocks                                                   Value
United States   Consumer Finance--0.6%     3,000    Capital One Financial Corporation                         $     235,740
(continued)
                Diversified Financial     27,400    Citigroup Inc.                                                1,226,150
                Services--4.4%            10,000    J.P. Morgan Chase & Co.                                         376,500
                                                                                                              -------------
                                                                                                                  1,602,650

                Diversified                6,100    Verizon Communications                                          251,503
                Telecommunication
                Services--0.7%

                Electronic Equipment       2,900  ++FLIR Systems, Inc.                                              163,415
                & Instruments--0.4%

                Energy Equipment           6,300    BJ Services Company                                             319,221
                & Services--1.6%           4,000    Schlumberger Limited                                            262,520
                                                                                                              -------------
                                                                                                                    581,741

                Food & Staples             5,500    Costco Wholesale Corporation                                    267,300
                Retailing--2.0%            9,000    Wal-Mart Stores, Inc.                                           468,540
                                                                                                              -------------
                                                                                                                    735,840

                Health Care Equipment      8,000    Becton, Dickinson and Company                                   438,240
                & Supplies--2.4%           9,600    Stryker Corporation                                             422,304
                                                                                                              -------------
                                                                                                                    860,544

                Health Care Providers      4,000    Aetna Inc. (New Shares)                                         474,040
                & Services--3.9%           3,500  ++Anthem, Inc.                                                    354,655
                                           6,000    UnitedHealth Group Incorporated                                 497,100
                                             800  ++WellPoint Health Networks Inc.                                  100,080
                                                                                                              -------------
                                                                                                                  1,425,875

                Hotels, Restaurants &      4,000    Carnival Corporation                                            212,040
                Leisure--3.1%             11,000    Hilton Hotels Corporation                                       227,260
                                           6,500    Marriott International, Inc. (Class A)                          369,525
                                          10,000    McDonald's Corporation                                          307,400
                                                                                                              -------------
                                                                                                                  1,116,225

                Household Durables--3.0%   2,000    The Black & Decker Corporation                                  168,180
                                             200  ++NVR, Inc.                                                       138,180
                                           6,000    Pulte Corporation                                               331,560
                                           2,000    The Ryland Group, Inc.                                          202,700
                                           5,000  ++Toll Brothers, Inc.                                             256,900
                                                                                                              -------------
                                                                                                                  1,097,520

                Household                  5,000    The Procter & Gamble Company                                    267,400
                Products--0.7%

                IT Services--0.8%          6,000    Automatic Data Processing, Inc.                                 273,180

                Industrial                 8,000    3M Co.                                                          636,720
                Conglomerates--5.0%       15,000    General Electric Company                                        530,400
                                          19,300    Tyco International Ltd.                                         655,621
                                                                                                              -------------
                                                                                                                  1,822,741

                Insurance--3.7%            8,000    The Allstate Corporation                                        404,000
                                           5,000    American International Group, Inc.                              316,750
                                           5,000    Berkley (W.R.) Corporation                                      226,750
                                           6,200    The Hartford Financial Services Group, Inc.                     396,800
                                                                                                              -------------
                                                                                                                  1,344,300


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry*            Shares Held    Common Stocks                                                   Value
United States   Machinery--2.2%            5,000    Danaher Corporation                                       $     284,400
(concluded)                                5,000    Deere & Company                                                 358,650
                                           2,000    PACCAR Inc.                                                     156,200
                                                                                                              -------------
                                                                                                                    799,250

                Media--1.1%               12,000    Viacom, Inc. (Class B)                                          416,400

                Metals & Mining--1.2%      4,500    Phelps Dodge Corporation                                        437,085

                Multiline Retail--0.8%     8,000    J.C. Penney Company, Inc.                                       308,800

                Office                    27,000  ++Xerox Corporation                                               413,640
                Electronics--1.1%

                Oil & Gas--9.2%            4,600    Apache Corporation                                              248,676
                                           2,500    ConocoPhillips                                                  227,475
                                          16,000    Devon Energy Corporation                                        662,720
                                          29,000    Exxon Mobil Corporation                                       1,486,250
                                          12,000    Occidental Petroleum Corporation                                722,520
                                                                                                              -------------
                                                                                                                  3,347,641

                Paper & Forest             8,000    Georgia-Pacific Corporation                                     292,880
                Products--1.7%             5,000    Weyerhaeuser Company                                            330,000
                                                                                                              -------------
                                                                                                                    622,880

                Personal Products--0.4%    4,000    Avon Products, Inc.                                             150,160

                Pharmaceuticals--3.8%      8,000    Bristol-Myers Squibb Company                                    188,000
                                           9,000    Johnson & Johnson                                               542,880
                                          24,000    Pfizer, Inc.                                                    666,480
                                                                                                              -------------
                                                                                                                  1,397,360

                Real Estate--0.5%          9,000    Friedman, Billings, Ramsey Group, Inc. (Class A)                172,080

                Road & Rail--0.8%          8,000    Norfolk Southern Corporation                                    274,640

                Semiconductors &           4,000  ++Broadcom Corporation (Class A)                                  130,080
                Semiconductor             11,000    Intel Corporation                                               245,850
                Equipment--1.0%                                                                               -------------
                                                                                                                    375,930

                Software--2.9%            39,000    Microsoft Corporation                                         1,045,590

                Specialty Retail--1.6%     4,000    Limited Brands, Inc.                                             97,760
                                          15,100    Staples, Inc.                                                   481,841
                                                                                                              -------------
                                                                                                                    579,601

                Thrifts & Mortgage        18,000    Countrywide Financial Corporation                               597,780
                Finance--3.9%              5,000    Fannie Mae                                                      343,500
                                           4,000    Freddie Mac                                                     273,040
                                           1,600    Golden West Financial Corporation                               190,784
                                                                                                              -------------
                                                                                                                  1,405,104

                Trading Companies          2,500    W. W. Grainger, Inc.                                            154,650
                & Distributors--0.4%

                                                    Total Common Stocks in the United States                     32,879,869

                                                    Total Common Stocks (Cost--$28,868,111)--98.1%               35,701,713


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

                                      Beneficial
                                        Interest    Short-Term Securities                                           Value
                                       $ 637,721    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                    Series I (b)                                              $     637,721

                                                    Total Short-Term Securities
                                                    (Cost--$637,721)--1.8%                                          637,721

                Total Investments (Cost--$29,505,832**)--99.9%                                                   36,339,434
                Other Assets Less Liabilities--0.1%                                                                  39,030
                                                                                                              -------------
                Net Assets--100%                                                                              $  36,378,464
                                                                                                              =============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   29,887,477
                                                    ==============
    Gross unrealized appreciation                   $    6,901,825
    Gross unrealized depreciation                        (449,868)
                                                    --------------
    Net unrealized appreciation                     $    6,451,957
                                                    ==============

 ++ Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         Interest/
                                               Net        Dividend
    Affiliate                              Activity         Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I           $  141,556        $ 5,465
    Merrill Lynch Liquidity Series,
       LLC Money Market Series           $(364,499)        $    32
    Merrill Lynch Premier
       Institutional Fund                 (121,501)        $     2


    See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Statement of Assets and Liabilities

As of November 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$28,868,111)                  $    35,701,713
           Investments in affiliated securities, at value (identified cost--$637,721)                               637,721
           Receivables:
               Dividends                                                                  $       180,597
               Interest from affiliates                                                               350
               Capital shares sold                                                                    229           181,176
                                                                                          ---------------
           Prepaid expenses                                                                                          51,275
                                                                                                            ---------------
           Total assets                                                                                          36,571,885
                                                                                                            ---------------

Liabilities

           Payables:
               Capital shares redeemed                                                            141,435
               Distributor                                                                         21,465
               Other affiliates                                                                    17,608
               Investment adviser                                                                   2,078           182,586
                                                                                          ---------------
           Accrued expenses                                                                                          10,835
                                                                                                            ---------------
           Total liabilities                                                                                        193,421
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $    36,378,464
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $       122,771
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            166,275
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             56,773
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                             28,594
           Paid-in capital in excess of par                                                                      38,100,352
           Accumulated investment loss--net                                               $      (43,745)
           Accumulated realized capital losses--net                                           (8,886,158)
           Unrealized appreciation--net                                                         6,833,602
                                                                                          ---------------
           Total accumulated losses--net                                                                        (2,096,301)
                                                                                                            ---------------
           Net Assets                                                                                       $    36,378,464
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $12,223,634 and 1,227,708 shares outstanding                     $          9.96
                                                                                                            ===============
           Class B--Based on net assets of $15,857,423 and 1,662,753 shares outstanding                     $          9.54
                                                                                                            ===============
           Class C--Based on net assets of $5,411,507 and 567,733 shares outstanding                        $          9.53
                                                                                                            ===============
           Class I--Based on net assets of $2,885,900 and 285,944 shares outstanding                        $         10.09
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Statement of Operations

For the Six Months Ended November 30, 2004
Investment Income

           Dividends (net of $305 foreign withholding tax)                                                  $       359,437
           Interest from affiliates                                                                                   5,465
           Securities lending                                                                                            34
                                                                                                            ---------------
           Total income                                                                                             364,936
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       128,137
           Account maintenance and distribution fees--Class B                                      86,257
           Accounting services                                                                     31,814
           Account maintenance and distribution fees--Class C                                      29,702
           Professional fees                                                                       23,213
           Registration fees                                                                       21,569
           Printing and shareholder reports                                                        20,118
           Transfer agent fees--Class B                                                            16,805
           Account maintenance fees--Class A                                                       16,696
           Directors' fees and expenses                                                            13,007
           Transfer agent fees--Class A                                                            11,053
           Custodian fees                                                                           6,773
           Transfer agent fees--Class C                                                             5,988
           Transfer agent fees--Class I                                                             2,388
           Pricing fees                                                                               570
           Other                                                                                   14,484
                                                                                          ---------------
           Total expenses before reimbursement                                                    428,574
           Reimbursement of expenses                                                             (19,893)
                                                                                          ---------------
           Total expenses after reimbursement                                                                       408,681
                                                                                                            ---------------
           Investment loss--net                                                                                    (43,745)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                      2,223,641
           Change in unrealized appreciation--net                                                                 (308,769)
                                                                                                            ---------------
           Total realized and unrealized gain--net                                                                1,914,872
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     1,871,127
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Statements of Changes in Net Assets

                                                                                             For the Six        For the
                                                                                             Months Ended      Year Ended
                                                                                             November 30,       May 31,
Increase (Decrease) in Net Assets:                                                               2004             2004
Operations

           Investment loss--net                                                           $      (43,745)   $     (319,571)
           Realized gain--net                                                                   2,223,641         3,920,553
           Change in unrealized appreciation--net                                               (308,769)         3,624,463
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 1,871,127         7,225,445
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                 (8,306,681)       (1,600,389)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                            (6,435,554)         5,625,056
           Beginning of period                                                                 42,814,018        37,188,962
                                                                                          ---------------   ---------------
           End of period*                                                                 $    36,378,464   $    42,814,018
                                                                                          ===============   ===============
               * Accumulated investment loss--net                                         $      (43,745)                --
                                                                                          ===============   ===============

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     9.40   $     8.08   $     9.28   $    10.88   $    10.56
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .01        (.02)        (.04)        (.04)        (.04)
           Realized and unrealized gain (loss)--net                 .55         1.34       (1.16)       (1.19)          .36
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .56         1.32       (1.20)       (1.23)          .32
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                --           --           --        (.37)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.96   $     9.40   $     8.08   $     9.28   $    10.88
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                   5.96%++       16.34%     (12.93%)     (11.54%)        3.03%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                        1.63%*        1.61%        1.91%        1.54%        1.46%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.73%*        1.65%        1.92%        1.54%        1.46%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          .21%*       (.23%)       (.53%)       (.37%)       (.42%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   12,224   $   14,775   $    4,836   $    5,790   $    9,254
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    28.04%       95.70%      108.29%      139.17%      197.33%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment returns exclude the effect of sales charges. In addition, the Fund's
               Investment Adviser has reimbursed a portion of its fee when applicable. Without such reimbursement, the Fund's performance would have been lower.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     9.04   $     7.83   $     9.06   $    10.72   $    10.49
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.03)        (.09)        (.10)        (.11)        (.13)
           Realized and unrealized gain (loss)--net                 .53         1.30       (1.13)       (1.18)          .36
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .50         1.21       (1.23)       (1.29)          .23
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                --           --           --        (.37)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.54   $     9.04   $     7.83   $     9.06   $    10.72
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                   5.53%++       15.45%     (13.58%)     (12.30%)        2.19%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                        2.41%*        2.39%        2.69%        2.32%        2.23%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              2.51%*        2.43%        2.70%        2.32%        2.23%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (.56%)*      (1.01%)      (1.32%)      (1.15%)      (1.18%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   15,857   $   18,571   $   22,943   $   36,190   $   52,373
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    28.04%       95.70%      108.29%      139.17%      197.33%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment returns exclude the effect of sales charges. In addition, the Fund's
               Investment Adviser has reimbursed a portion of its fee when applicable. Without such reimbursement, the Fund's performance would have been lower.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     9.03   $     7.83   $     9.06   $    10.72   $    10.48
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.03)        (.09)        (.10)        (.11)        (.13)
           Realized and unrealized gain (loss)--net                 .53         1.29       (1.13)       (1.18)          .37
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .50         1.20       (1.23)       (1.29)          .24
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                --           --           --        (.37)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.53  $      9.03   $     7.83   $     9.06   $    10.72
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                   5.54%++       15.33%     (13.58%)     (12.29%)        2.29%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                        2.42%*        2.40%        2.70%        2.33%        2.24%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              2.52%*        2.44%        2.71%        2.33%        2.24%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (.57%)*      (1.02%)      (1.32%)      (1.16%)      (1.19%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $    5,412   $    6,472   $    6,316   $    7,665   $   10,353
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    28.04%       95.70%      108.29%      139.17%      197.33%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment returns exclude the effect of sales charges. In addition, the Fund's
               Investment Adviser has reimbursed a portion of its fee when applicable. Without such reimbursement, the Fund's performance would have been lower.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Financial Highlights (concluded)
                                                                                        Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2004        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     9.52   $     8.16   $     9.35   $    10.94   $    10.59
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .02         --++        (.02)        (.01)        (.02)
           Realized and unrealized gain (loss)--net                 .55         1.36       (1.17)       (1.21)          .37
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .57         1.36       (1.19)       (1.22)          .35
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                --           --           --        (.37)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.09   $     9.52   $     8.16   $     9.35   $    10.94
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                  5.99%+++       16.67%     (12.73%)     (11.38%)        3.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                        1.38%*        1.37%        1.66%        1.29%        1.22%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.48%*        1.41%        1.67%        1.29%        1.22%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          .51%*         .01%       (.29%)       (.12%)       (.16%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $    2,886   $    2,996   $    3,094   $    4,502   $    6,436
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    28.04%       95.70%      108.29%      139.17%      197.33%
                                                             ==========   ==========   ==========   ==========   ==========

           *   Annualized.

           **  Based on average shares outstanding.

           *** Total investment returns exclude the effect of sales charges. In addition, the Fund's
               Investment Adviser has reimbursed a portion of its fee when applicable. Without such reimbursement, the Fund's performance would have been lower.

           ++  Amount is less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding investment advisory, distribution and/or account maintenance fees) will not exceed .75%. This arrangement has a one-year term and is renewable. For the six months ended November 30, 2004, MLIM reimbursed the Fund the amount of $19,893.

MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements (continued)



Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:


                                 FAMD                 MLPF&S

Class A                        $   26                 $  411


For the six months ended November 30, 2004, MLPF&S received contingent deferred sales charges of $8,773 and $69 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended November 30, 2004, MLIM, LLC received $12 in securities lending agent fees.

In addition, MLPF&S received $12,570 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2004, the Fund reimbursed MLIM $437 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2004 were $10,651,182 and $18,576,735, respectively.


4. Capital Share Transactions:
The net decrease in net assets derived from capital share transactions were $8,306,681 and $1,600,389 for the six months ended November 30, 2004 and for the year ended May 31, 2004, respectively. Transactions in shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                               47,469   $        447,044
Automatic conversion of shares            14,620            136,899
                                  --------------   ----------------
Total issued                              62,089            583,943
Shares redeemed                        (406,284)        (3,765,900)
                                  --------------   ----------------
Net decrease                           (344,195)   $    (3,181,957)
                                  ==============   ================



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements (concluded)


Class A Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                            1,664,465   $     13,620,069
Automatic conversion of shares            32,655            300,358
                                  --------------   ----------------
Total issued                           1,697,120         13,920,427
Shares redeemed                        (724,037)        (6,526,028)
                                  --------------   ----------------
Net increase                             973,083   $      7,394,399
                                  ==============   ================


Class B Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                               23,375   $        208,559
Shares redeemed                        (399,936)        (3,590,375)
Automatic conversion of shares          (15,230)          (136,899)
                                  --------------   ----------------
Net decrease                           (391,791)   $    (3,518,715)
                                  ==============   ================


Class B Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                              144,233   $      1,231,077
Shares redeemed                        (986,158)        (8,487,148)
Automatic conversion of shares          (33,862)          (300,358)
                                  --------------   ----------------
Net decrease                           (875,787)   $    (7,556,429)
                                  ==============   ================


Class C Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                               26,615   $        240,211
Shares redeemed                        (175,244)        (1,574,908)
                                  --------------   ----------------
Net decrease                           (148,629)   $    (1,334,697)
                                  ==============   ================


Class C Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                               95,488   $        815,644
Shares redeemed                        (186,080)        (1,624,420)
                                  --------------   ----------------
Net decrease                            (90,592)   $      (808,776)
                                  ==============   ================


Class I Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                                5,557   $         54,001
Shares redeemed                         (34,445)          (325,313)
                                  --------------   ----------------
Net decrease                            (28,888)   $      (271,312)
                                  ==============   ================


Class I Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                               73,159   $        633,893
Shares redeemed                        (137,592)        (1,263,476)
                                  --------------   ----------------
Net decrease                            (64,433)   $      (629,583)
                                  ==============   ================


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended November 30, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryfoward:
On May 31, 2004, the Fund had a net capital loss carryforward of $10,728,154, of which $1,378,800 expires in 2010 and $9,349,354 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
David H. Walsh, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Andrea Mitroff, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
J.P. Morgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and M. Colyer Crum, Director of Merrill Lynch Disciplined Equity
Fund, Inc. will retire. The Fund's Board of Directors wishes
Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. will become Executive Vice President of the Fund.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004



Availablity of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC., NOVEMBER 30, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Disciplined Equity Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 13, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 13, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 13, 2005